Exhibit 4.1

EXECUTION VERSION

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

OMNIBUS AMENDMENT

to

TERMS DOCUMENTS

Dated as of January 13, 2010

THIS OMNIBUS AMENDMENT TO TERMS DOCUMENTS (the “Amendment”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of January 13, 2010. Unless otherwise specified, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the applicable Terms Documents (as defined below).

WHEREAS, pursuant to Section 301(g) of the Indenture, the Issuer and the Indenture Trustee have entered into certain Term Documents listed on Exhibit A (the “Terms Documents”);

WHEREAS, pursuant to subsection 1001(k) of the Indenture and Section 2.02 of the Terms Documents, the Issuer and the Indenture Trustee desire to amend the Terms Documents to provide additional credit enhancement to the Outstanding Notes in the form of the subordination of the Class D Notes.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders:

ARTICLE I

AMENDMENTS

Section 1.1. Amendment to Class A(2007-1) Terms Document.

(1) The Class A(2007-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2007-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2007-1) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2007-1) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2007-1) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2007-1) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2007-1) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2007-1) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.2. Amendment to Class A(2007-2) Terms Document.

(1) The Class A(2007-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2007-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2007-2) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2007-2) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2007-2) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2007-2) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2007-2) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2007-2) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.3. Amendment to Class A(2008-A) Terms Document.

(1) The Class A(2008-A) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2008-A) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-A) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2008-A) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-A) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2008-A) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-A) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2008-A) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.4. Amendment to Class A(2008-2) Terms Document.

(1) The Class A(2008-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2008-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-2) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2008-2) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-2) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2008-2) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-2) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2008-2) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.5. Amendment to Class A(2008-3) Terms Document.

(1) The Class A(2008-3) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2008-3) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-3) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2008-3) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-3) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2008-3) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-3) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2008-3) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.6. Amendment to Class A(2008-B) Terms Document.

(1) The Class A(2008-B) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2008-B) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-B) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2008-B) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-B) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2008-B) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-B) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2008-B) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.7. Amendment to Class A(2008-4) Terms Document.

(1) The Class A(2008-4) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2008-4) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-4) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2008-4) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-4) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2008-4) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-4) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2008-4) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.8. Amendment to Class A(2008-C) Terms Document.

(1) The Class A(2008-C) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2008-C) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-C) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2008-C) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-C) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2008-C) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-C) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2008-C) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.9. Amendment to Class A(2009-1) Terms Document.

(1) The Class A(2009-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2009-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2009-1) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2009-1) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2009-1) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2009-1) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2009-1) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2009-1) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.10. Amendment to Class A(2009-2) Terms Document.

(1) The Class A(2009-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class A(2009-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2009-2) Notes, 7.284768%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class B Notes for the Class A(2009-2) Notes will be 7.142857%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2009-2) Notes, 9.271523%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes for the Class A(2009-2) Notes will be 9.090909%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2009-2) Notes, 15.894040%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes for the Class A(2009-2) Notes will be 13.636364%, subject to adjustment in accordance with Section 2.02.

Section 1.11. Amendment to Class B(2007-1) Terms Document.

(1) The Class B(2007-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2007-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2007-1) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2007-1) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2007-1) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2007-1) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2007-1) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2007-1) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.12. Amendment to Class B(2007-2) Terms Document.

(1) The Class B(2007-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2007-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2007-2) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2007-2) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2007-2) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2007-2) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2007-2) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2007-2) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.13. Amendment to Class B(2008-A) Terms Document.

(1) The Class B(2008-A) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2008-A) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-A) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2008-A) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-A) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-A) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2008-A) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-A) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.14. Amendment to Class B(2008-1) Terms Document.

(1) The Class B(2008-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2008-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-1) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2008-1) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-1) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-1) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2008-1) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-1) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.15. Amendment to Class B(2008-2) Terms Document.

(1) The Class B(2008-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2008-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-2) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2008-2) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-2) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-2) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2008-2) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-2) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.16. Amendment to Class B(2008-3) Terms Document.

(1) The Class B(2008-3) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2008-3) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-3) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2008-3) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-3) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-3) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2008-3) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-3) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.17. Amendment to Class B(2009-1) Terms Document.

(1) The Class B(2009-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2009-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2009-1) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2009-1) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2009-1) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2009-1) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2009-1) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2009-1) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.18. Amendment to Class B(2009-2) Terms Document.

(1) The Class B(2009-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class B(2009-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2009-2) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2009-2) Notes will be 8.484848%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2009-2) Notes, 218.181818%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2009-2) Notes will be 190.909091%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2009-2) Notes, 14.814815%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2009-2) Notes will be 12.727273%, subject to adjustment in accordance with Section 2.02.

Section 1.19. Amendment to Class C(2007-1) Terms Document.

(1) The Class C(2007-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2007-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2007-1) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2007-1) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

Section 1.20. Amendment to Class C(2007-2) Terms Document

(1) The Class C(2007-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2007-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2007-2) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2007-2) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

Section 1.21. Amendment to Class C(2008-1) Terms Document

(1) The Class C(2008-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2008-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2008-1) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2008-1) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

Section 1.22. Amendment to Class C(2008-2) Terms Document.

(1) The Class C(2008-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2008-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2008-2) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2008-2) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

Section 1.23. Amendment to Class C(2008-3) Terms Document.

(1) The Class C(2008-3) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2008-3) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2008-3) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2008-3) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

Section 1.24. Amendment to Class C(2009-1) Terms Document.

(1) The Class C(2009-1) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2009-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2009-1) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2009-1) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

Section 1.25. Amendment to Class C(2009-2) Terms Document.

(1) The Class C(2009-2) Terms Document is hereby amended by adding the following definitions:

“Class Expected Final Payment Date” with respect to Series 2009-SD of the Master Trust has the meaning set forth in the Series 2009-SD Supplement.

“Series 2009-SD Supplement” means the Series 2009-SD Series Supplement to the Pooling and Servicing Agreement dated as of September 23, 2009, by and between Discover Bank as Master Servicer and Seller and U.S. Bank National Association as Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

(2) The Class C(2009-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2009-2) Notes, 13.636364%, subject to adjustment in accordance with Section 2.02; provided, however, that prior to the Class Expected Final Payment Date for Series 2009-SD, the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2009-2) Notes will be 11.731844%, subject to adjustment in accordance with Section 2.02.

ARTICLE II

MISCELLANEOUS

Section 2.1. Severability. In case any provision in this Amendment will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 2.2. Ratification of Indenture Supplement and Terms Documents. Except as specifically amended, modified or supplemented by this Amendment, the Terms Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect. This Amendment shall not constitute a novation of the Terms Documents, but shall constitute amendments thereof. Each of the parties to the Terms Documents agree to be bound by the terms of the obligations of the Terms Documents, as amended by this Amendment, as though the terms and obligations of such agreement were set forth herein.

Section 2.3. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 2.4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST,
as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Patricia M. Child
Name:	Patricia M. Child
Title:	Vice President

[Signature Page to Omnibus Amendment to Indenture Supplement and Terms Documents]

EXHIBIT A

1.	The Class A(2007-1) Terms Document, dated as of October 4, 2007 between the Indenture Trustee and the Note Issuance Trust.

2.	The Class A(2007-2) Terms Document, dated as of October 9, 2007 between the Indenture Trustee and the Note Issuance Trust.

3.	The Class A(2008-A) Terms Document, dated as of January 31, 2008 between the Indenture Trustee and the Note Issuance Trust.

4.	The Class A(2008-2) Terms Document, dated as of March 11, 2008 between the Indenture Trustee and the Note Issuance Trust.

5.	The Class A(2008-3) Terms Document, dated as of April 30, 2008 between the Indenture Trustee and the Note Issuance Trust.

6.	The Class A(2008-B) Terms Document, dated as of May 16, 2008 between the Indenture Trustee and the Note Issuance Trust.

7.	The Class A(2008-4) Terms Document, dated as of June 18, 2008 between the Indenture Trustee and the Note Issuance Trust.

8.	The Class A(2008-C) Terms Document, dated as of August 28, 2008 between the Indenture Trustee and the Note Issuance Trust.

9.	The Class A(2009-1) Terms Document, dated as of July 14, 2009 between the Indenture Trustee and the Note Issuance Trust.

10.	The Class A(2009-2) Terms Document, dated as of September 11, 2009 between the Indenture Trustee and the Note Issuance Trust.

11.	The Class B(2007-1) Terms Document, dated as of July 26, 2007, between the Indenture Trustee and the Note Issuance Trust.

12.	The Class B(2007-2) Terms Document, dated as of August 31, 2007, between the Indenture Trustee and the Note Issuance Trust.

13.	The Class B(2008-A) Terms Document, dated as of January 31, 2008 between the Indenture Trustee and the Note Issuance Trust.

14.	The Class B(2008-1) Terms Document, dated as of February 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

15.	The Class B(2008-2) Terms Document, dated as of May 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

16.	The Class B(2008-3) Terms Document, dated as of August 28, 2008 between the Indenture Trustee and the Note Issuance Trust.

17.	The Class B(2009-1) Terms Document, dated as of September 1, 2009 between the Indenture Trustee and the Note Issuance Trust.

18.	The Class B(2009-2) Terms Document, dated as of November 25, 2009 between the Indenture Trustee and the Note Issuance Trust.

19.	The Class C(2007-1) Terms Document, dated as of July 26, 2007, between the Indenture Trustee and the Note Issuance Trust.

20.	The Class C(2007-2) Terms Document, dated as of August 31, 2007, between the Indenture Trustee and the Note Issuance Trust.

21.	The Class C(2008-1) Terms Document, dated as of February 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

22.	The Class C(2008-2) Terms Document, dated as of May 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

23.	The Class C(2008-3) Terms Document, dated as of August 28, 2008 between the Indenture Trustee and the Note Issuance Trust.

24.	The Class C(2009-1) Terms Document, dated as of September 1, 2009 between the Indenture Trustee and the Note Issuance Trust.

25.	The Class C(2009-2) Terms Document, dated as of November 25, 2009 between the Indenture Trustee and the Note Issuance Trust.

2